UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2007

Customer Acquisition Network Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141141	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue South Suite 908-909 New York, NY	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 712-0000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Customer Acquisition Network Holdings, Inc. (the “Company”) is providing this Amendment No.1 on Form 8-K/A (“Amendment No. 1”) to its Form 8-K originally filed with the Securities and Exchange Commission on November 20, 2007 (the “Form 8-K”) for the purpose of adding disclosure pertaining to 150,000 restricted shares of common stock of the Company received (the “Shares”) by Longview Marquis Master Fund, L.P. (“Longview”) and Alpha Capital Anstalt (“Alpha” and together with Longview, collectively referred to herein as the “ Buyers”) in connection with the purchase of senior notes pursuant to a Securities Purchase Agreement (the “Agreement”) dated November 15, 2007, that had been omitted in the Form 8-K.

The additional disclosure amends and supplements the disclosure in Item 2.03 of the Form 8-K by adding the additional disclosure set forth below. The remainder of the Form 8-K (including, without limitation, the disclosure set forth in Item 2.03 of the Form 8-K) is unchanged and is not reproduced in this Amendment No. 1. Except as set forth above, this Amendment No. 1 does not modify or update in any way the disclosures in the Form 8-K, and speaks as of the original filing date of the Form 8-K and does not reflect events occurring after the original filing of the Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The following additional disclosure supplements the disclosure set forth in Item 2.03 of the Form 8-K.

In consideration of the execution and delivery by the Buyers of the Agreement, by and among the Company and the Buyers, on November 16, 2007 the Buyers purchased the Shares at a negotiated purchase price of $0.01 per share from a third party stockholder of the Company. On such date, the closing trading price of the Company's common stock on the Over The Counter Bulletin Board was $5.35. The purchase of the Shares at a favorable price from such third party stockholder was a material inducement to the Buyers entering into the transactions disclosed in the Form 8-K. Accordingly, under U.S. Generally Accepted Accounting Principles, of the $4.5 million received by the Company in connection with the sale of the senior notes to the Buyers, approximately $802,500 has been allocated to the Shares sold to the Buyers as if such Shares were issued by the Company in connection with the transactions discussed in the Form 8-K

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index were filed as exhibits to the Form 8-K.

Exhibit No.	Description
*10.1	Securities Purchase Agreement, dated as of November 15, 2007, among the Registrant and the investors listed therein
10.2	First Amendment to the Securities Purchase Agreement, dated as of November 15, 2007, among the Registrant and the investors listed therein
*10.3	Form of 8% Senior Note
*10.4	Form of Security Agreement, among the Company, the debtors listed therein and Viking Asset Management, LLC (“Viking”), as collateral agent
*10.5	Form of Pledge Agreement between the Registrant and Viking
*10.6	Form of Guaranty, made by Customer Acquisition Network, Inc. and Desktop Acquisition Sub, Inc. in favor of Viking
*10.7	Form of Deposit Account Control Agreement

*Previously filed as an Exhibit to our Form 8-K which was filed on November 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 05, 2008

Customer Acquisition Network Holdings, Inc.

By:	/s/ Bruce Kreindel
Bruce Kreindel Chief Financial Officer